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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Under Rule 14a-12
Harvard Bioscience, Inc.

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HARVARD BIOSCIENCE, INC.
84 October Hill Road
Holliston, Massachusetts 01746-1371

April 20, 2005

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Harvard Bioscience, Inc. (the "Annual Meeting") to be held on Thursday, May 19, 2005 at 11:00 a.m. local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109.

        The Annual Meeting has been called for the purpose of (i) electing two Class II Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2008 and until such Directors' successors are duly elected and qualified or until their earlier resignation or removal and (ii) considering and voting upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 6, 2005 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors of Harvard Bioscience, Inc. recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of Harvard Bioscience, Inc.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY DECIDE TO CONTINUE TO HAVE YOUR SHARES VOTED AS YOU INSTRUCTED IN THE PROXY CARD OR YOU MAY WITHDRAW YOUR PREVIOUSLY COMPLETED PROXY AND VOTE YOUR SHARES IN PERSON.

                      Sincerely,

                      Chane Graziano
                       Chief Executive Officer

HARVARD BIOSCIENCE, INC.
84 October Hill Road
Holliston, Massachusetts 01746-1371
(508) 893-8999

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, May 19, 2005

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Harvard Bioscience, Inc. (the "Company") will be held on Thursday, May 19, 2005, at 11:00 a.m. local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 (the "Annual Meeting"), for the purpose of considering and voting upon:

  1.
  The election of two Class II Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2008 and until such Directors' successors are duly elected and qualified or until their earlier resignation or removal; and

  2.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 6, 2005 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                      By Order of the Board of Directors,

                      Chane Graziano
                       Secretary and Chief Executive Officer

Holliston, Massachusetts
April 20, 2005

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY DECIDE TO CONTINUE TO HAVE YOUR SHARES VOTED AS YOU INSTRUCTED IN THE PROXY CARD OR YOU MAY WITHDRAW YOUR PREVIOUSLY COMPLETED PROXY AND VOTE YOUR SHARES IN PERSON.

HARVARD BIOSCIENCE, INC.
84 October Hill Road
Holliston, Massachusetts 01746-1371
(508) 893-8999

PROXY STATEMENT

Annual Meeting of Stockholders To Be Held on Thursday, May 19, 2005

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Harvard Bioscience, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 19, 2005 at 11:00 a.m. local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, and any adjournments or postponements thereof (the "Annual Meeting").

        At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:

  1.
  The election of two Class II Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2008 and until such Directors' successors are duly elected and qualified; and

  2.
  Such other business as may properly come before the meeting and any adjournments or postponements thereof.

        The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 20, 2005, in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 6, 2005 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of Common Stock, par value $.01 per share, of the Company (the "Common Stock") of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 30,424,916 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 209 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

        The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Directors are elected by a plurality of the votes cast if a quorum is present. In a plurality election, votes may only be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the two persons receiving the highest number of "FOR" votes will be elected as Directors. Where the only matter to be considered at a meeting of stockholders is an uncontested election of directors by plurality, there are no "abstentions" or "broker non-votes" because (i) votes may only be cast in favor of or withheld from each nominee and (ii) shares of Common Stock held by a broker on behalf of a beneficial owner may be voted in the discretion of the broker if it does not receive voting instructions from the beneficial owner.

        Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions to the contrary are not given therein, properly executed proxies will be voted FOR the election of the nominees for Director listed in this Proxy Statement. It is not anticipated that any matters other than the election of Directors will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting, withdrawing the proxy and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

        The Annual Report to Shareholders of the Company, including consolidated financial statements for the year ended December 31, 2004 is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Board of Directors of the Company currently consists of six members and is divided into three classes of Directors, with two Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting to succeed the Directors of the same class whose terms are then expiring.

        At the Annual Meeting, the two Class II Directors will be elected to serve until the 2008 annual meeting of stockholders and until their successors are duly elected and qualified.

        At the recommendation of the Nominating Committee, the Board of Directors has nominated David Green and John F. Kennedy for election as the Class II Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of Messrs. Green and Kennedy. The nominees have agreed to stand for election and, if elected, to serve as Directors. However, if any person nominated by the Board of Directors is unable to serve or for good cause will not serve, the proxies will be voted for the election of such other person or persons as the Nominating Committee and the Board of Directors may recommend.

Vote Required

        The affirmative vote of holders of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of each nominee as a Director of the Company.

        THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS, DAVID GREEN AND JOHN F. KENNEDY. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

INFORMATION REGARDING DIRECTORS

        Set forth below is certain information regarding the Directors of the Company, including the Class II Directors who have been nominated for election at the Annual Meeting, based on information furnished to the Company by each Director. The Board of Directors has determined that all of the Director nominees and incumbent Directors listed below are "independent" as such term is currently defined in the applicable listing standards of the National Association of Securities Dealers, Inc. (the "Nasdaq listing standards"), except for Messrs. Graziano and Green who are also executive officers of the Company. The following information is current as of March 31, 2005:

Directors of Harvard Bioscience, Inc.

Name	Age	Director Since
Class I Directors — Term expires 2007
Robert Dishman (2)(3)	60	2000
Neal J. Harte (1)(2)	61	2004
Class II Directors — Term expires 2005
David Green *	40	1996
John F. Kennedy * (1)(2)(3)	56	2000
Class III Directors — Term expires 2006
Chane Graziano	66	1996
Earl R. Lewis	61	2000

*
Nominees for election.

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

(3)
Member of the Nominating Committee

Nominees for Election as Class II Directors—Term Expires 2008

        David Green has served as the Company's President and a member of the Board of Directors of the Company since March 1996. Prior to joining the Company, Mr. Green was a strategy consultant with Monitor Company, a strategy consulting company, in Cambridge, Massachusetts and Johannesburg, South Africa from June 1991 until September 1995 and a brand manager for household products with Unilever PLC, a packaged consumer goods company, in London from September 1985 to February 1989. Mr. Green graduated from Oxford University with a B.A. Honors degree in physics and holds a M.B.A. degree with distinction from Harvard Business School.

        John F. Kennedy has served as a Director of the Company since October 2000. Since July 2002, Mr. Kennedy has served as the President and Chief Financial Officer of Nova Analytics Corp., worldwide supplier and integrator of electrochemistry products. From August 1999 to April 2002, Mr. Kennedy served as the Senior Vice President, Finance, Chief Financial Officer and Treasurer of RSA Security Inc., an e-business security company. Prior to joining RSA Security, Mr. Kennedy was Chief Financial Officer of decalog, NV, a developer of enterprise investment management software, from 1998 to 1999. From 1993 to 1998, Mr. Kennedy served as Vice President of Finance, Chief Financial Officer and Treasurer of Natural MicroSystems Corporation, a telecommunications company. Mr. Kennedy holds a M.S.B.A. in Accounting from the University of Massachusetts-Amherst.

Incumbent Class I Directors—Term Expires 2007

        Robert Dishman has served as a Director of the Company since October 2000. Mr. Dishman currently serves as the Chief Executive Officer and President of Molecular Recognition, Inc. Mr. Dishman is currently the non-executive chairman of Xcellerex LLC. Mr. Dishman had previously served as the Chief Executive Officer of Serenex, Inc. and served as a consultant to Dyax Corp. (formerly Biotage, Inc.), a commercial physical and biological research company. From 1994 to 2000, Mr. Dishman served in various positions with Dyax Corp., including Executive Vice President and as a Director. Mr. Dishman holds a Ph.D. in Analytical Chemistry from the University of Massachusetts-Amherst.

        Neal J. Harte has served as a Director of the Company since February 2004. Mr. Harte currently serves as the President of the TACS Group. Mr. Harte served as the Executive Vice President and Vice Chairman of Vitale, Caturano & Company. From 1974 to 2002, Mr. Harte served as the President of Harte, Carucci & Driscoll, P.C., a CPA firm. Mr. Harte is a member of the American Institute of Certified Public Accountants and serves as a Council at Large. Mr. Harte holds a B.S. degree in accounting and holds a M.S. in taxation.

Incumbent Class III Directors—Term Expires 2006

        Chane Graziano has served as the Company's Chief Executive Officer and a member of the Board of Directors of the Company since March 1996. Prior to joining the Company, Mr. Graziano served as the President of Analytical Technology Inc., an analytical electrochemistry instruments company, from 1993 to 1996 and as the President and Chief Executive Officer of its predecessor, Analytical Technology Inc.- Orion, an electrochemistry instruments and laboratory products company, from 1990 until 1993. Mr. Graziano served as the President of Waters Corporation, an analytical instrument manufacturer, from 1985 until 1989. Mr. Graziano has over 41 years experience in the laboratory products and analytical instruments industry. Mr. Graziano serves on the Board of Directors of Nova Analytics Corp.

        Earl R. Lewis has served as a Director of the Company since October 2000. Mr. Lewis has served as the Chairman, Chief Executive Officer and President of FLIR Systems, Inc. since November 2000. Mr. Lewis previously served in various capacities with Thermo Instrument Systems (now merged into Thermo Electron Corporation) beginning in 1986 and was subsequently named President in 1997 and Chief Executive Officer in 1998. ThermoElectron Corporation develops, manufactures and markets measuring and controlling devices. Mr. Lewis formerly was Chairman of Thermo BioAnalysis Corporation, Thermo Vision Corporation, Thermo Optek Corporation, ThermoQuest Corporation, each of which is a developer of laboratory analytical instruments, and ONIX Systems, Inc., a developer of measuring and controlling devices. Mr. Lewis is currently a director of SpecRx. Mr. Lewis is also a trustee of Dean College.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Board of Directors of the Company held eight meetings during the year ended December 31, 2004. During the year ended December 31, 2004 each of the Directors attended at least 75% of the total number of meetings of the Board of Directors (held during the period for which he has been a director) and of the committees of which he was a member (during the periods that he served). The Board of Directors encourages Directors to attend in person the Annual Meeting, or Special Meeting in Lieu thereof, of Stockholders of the Company or, if unable to attend in person, to participate by other means, if practicable. In recognition of this policy, the Board of Directors typically schedules a regular meeting of the Board of Directors to be held on the date of, and immediately following, the Annual Meeting of Stockholders. Four of the six Directors in office at the time attended, either in person or by telephone, the 2004 Annual Meeting of Stockholders which was held on May 27, 2004.

        The Board of Directors has established an Audit Committee (the "Audit Committee"), a Compensation Committee (the "Compensation Committee") and a Nominating Committee (the "Nominating Committee").

Audit Committee

        The Audit Committee operates under a written charter that sets forth its duties and responsibilities. In February 2004, the Board of Directors adopted a revised Audit Committee Charter to comply with the recently adopted changes to the applicable Nasdaq listing requirements. The purposes of the Audit Committee are to oversee the accounting and financial reporting processes of the Company and the audits of the Company's consolidated financial statements; take, or recommend that the Board of Directors take, appropriate action to oversee the qualifications, independence and performance of the Company's independent registered public accounting firm; and prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

        In accordance with its charter, the Audit Committee, among other things, approves the engagement of the independent registered public accounting firm, reviews the plans and results of the audit engagement with the independent registered public accounting firm, approves professional services provided by the independent auditors, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees, reviews the adequacy of the Company's internal control over financial reporting and performs such other oversight functions as may be requested from time to time by the Board of Directors.

        The Audit Committee currently consists of Messrs. Kennedy, Harte and Dishman. The Board of Directors has determined that Messrs. Kennedy, Harte and Dishman are "independent" as such term is currently defined in the Nasdaq listing standards, meet the criteria for independence set forth under the rules of the Securities and Exchange Commission, and are able to read and understand fundamental financial statements The Board of Directors has also determined that both Mr. Harte and Mr. Kennedy qualify as "audit committee financial experts" under the rules of the Securities and Exchange Commission. The Audit Committee met twelve times during the year ended December 31, 2004.

Compensation Committee

        In December 2004, the Board of Directors adopted a compensation committee charter that sets forth the duties and responsibilities of the Compensation Committee. The Compensation Committee reviews and recommends the compensation arrangements for the Company's senior executive officers, determines the options or stock to be granted to eligible persons under the Company's 2000 Stock Option and Incentive Plan and takes such other action as may be required in connection with the Company's compensation and incentive plans.

        The Compensation Committee currently consists of Messrs. Kennedy and Harte. The Board of Directors has determined that Messrs. Kennedy and Harte are "independent" as such term is currently defined in the Nasdaq listing standards. The Compensation Committee met four times during the year ended December 31, 2004.

        In December 2004, the Board of Directors adopted a Compensation Committee Charter. The Compensation Committee Charter is available on the Corporate Governance page in the Investor Relations section of the Company's website at www.harvardbioscience.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

Nominating Committee

        The current members of the Nominating Committee are Messrs. Dishman and Kennedy. The Board of Directors has determined that both Mr. Kennedy and Mr. Dishman are "independent" as such term is currently defined in the Nasdaq listing standards. The Nominating Committee met two times during the year ended December 31, 2004.

        In February 2004, the Board of Directors adopted a Nominating Committee Charter. The Nominating Committee Charter is available on the Corporate Governance page in the Investor Relations section of the Company's website at www.harvardbioscience.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement. In accordance with its charter, the Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, consistent with criteria recommended by the Nominating Committee and approved by the Board of Directors, recommending that the Board of Directors select the Director nominees for election at each annual meeting of stockholders, and recommending that the Board of Directors select the Directors for appointment to committees of the Board of Directors.

        In identifying and evaluating nominees for the Board the Nominating Committee may solicit recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate. In addition, the Nominating Committee has established a policy that it will review and consider any Director candidates who have been recommended by securityholders in compliance with certain procedures established by the Nominating Committee. The procedures to be followed by securityholders in submitting such recommendations are described in the section title "Submission of Securityholder Recommendations for Director Candidates" beginning on page 17 of this Proxy Statement. The Nominating Committee will review and evaluate the qualifications of any such proposed Director candidate, and conduct inquiries it deems appropriate. The Nominating Committee will evaluate all such proposed Director candidates, including those recommended by securityholders in compliance with the procedures established by the Nominating Committee, in the same manner, with no regard to the source of the initial recommendation of such proposed Director candidate. When considering a potential candidate for membership on the Board of Directors, the Nominating Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors, all facts and circumstances that the Nominating Committee deems appropriate or advisable, including, among other things, the skills of the proposed Director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. At a minimum, each nominee must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other Directors and nominees, in collectively serving the long-term interests of the stockholders. In addition, the Nominating Committee will recommend that the Board select persons for nomination to help ensure that a majority of the Board shall be "independent" in accordance with the Nasdaq listing standards and each of its Audit,

Compensation and Nominating Committees shall be comprised entirely of independent directors; provided, however, in accordance with the Nasdaq listing standards, under exceptional and limited circumstances, if a committee has at least three members, the Board may appoint one individual to such committee who does not satisfy the independence standards. The Nominating Committee also may consider whether the nominee has direct experience in the biotechnology, pharmaceutical and/or life sciences industries or in the markets in which the Company operates and whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience.

Report of the Audit Committee

        In accordance with the written Audit Committee Charter adopted by the Board of Directors, which was revised effective February 11, 2004 to comply with the recently adopted Nasdaq listing standards, the Audit Committee, among other things, oversees the accounting and financial reporting processes of Harvard Bioscience, Inc., the audits of the Harvard Bioscience's consolidated financial statements, and the qualifications, independence and performance of Harvard Bioscience's independent registered public accounting firm.

        The Audit Committee has discussed and reviewed with KPMG LLP, Harvard Bioscience's independent registered public accounting firm, all communications required by the standards of the Public Company Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended by Statement on Auditing Standards No. 90, "Audit Committee Communications," and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm's examination of the financial statements. The Audit Committee obtained from the independent registered public accounting firm the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with KPMG LLP its independence from Harvard Bioscience, Inc. and its management.

        The Audit Committee reviewed and discussed the audited consolidated financial statements of Harvard Bioscience for the fiscal year ended December 31, 2004, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of Harvard Bioscience's consolidated financial statements and the independent registered public accounting firm have the responsibility for the examination of those statements, to perform an independent audit of those consolidated financial statements in accordance with the standards of the Public Company Oversight Board (United States) and to issue a report thereon.

        On the basis of the above-mentioned reviews and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Harvard Bioscience's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 which has been filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

John F. Kennedy, Chairman
Neal J. Harte
Robert Dishman

Report of the Compensation Committee

        In accordance with the written Compensation Committee Charter adopted by the Board of Directors in December 2004, the Compensation Committee, among other things, reviews and recommends the compensation arrangements for the Company's senior executive officers, determines the options or stock to be granted to eligible persons under the Company's 2000 Stock Option and Incentive Plan (the "2000 Stock Plan") and takes other such action as may be required in connection with the Company's compensation and incentive plans. The Compensation Committee is responsible for the oversight of all of the Company's compensation policies and practices including benefits and perquisites. Compensation is defined as base salary, all forms of incentive pay, and stock option and restricted stock grants or any other plans directly or indirectly related to the Company's stock. Members of the Compensation Committee are appointed annually by the Board of Directors, at the recommendation of the Nominating Committee, at the first meeting of the Board of Directors following the annual meeting of stockholders. The Compensation Committee consists solely of Directors who are "independent" as such term is currently defined in the applicable Nasdaq listing standards. The composition of the Compensation Committee also reflects the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 as in effect from time to time. The Compensation Committee met on March 25, 2004 to approve the compensation and incentive plan for 2004 for the Chief Executive Officer, President and Chief Financial Officer.

        Compensation Philosophy.    The objective of the Company's Compensation Committee is to provide compensation that will attract and retain executives, motivate each executive toward the achievement of the Company's short and long-term financial goals and objectives and recognize individual contributions as well as overall business results. In order to achieve this objective, the primary focus of the Compensation Committee has been on the competitiveness of each of the key elements of executive compensation (base salary, bonus and stock and option grants) and the compensation package as a whole. In general, the Compensation Committee believes that total compensation should reflect both the relative performance of the Company among its peer group of public companies of similar size as well as the Company's performance as measured against its own financial objectives, and the longer term creation of shareholder value.

        Base Salary and Bonus.    Base compensation is set to be competitive with the peer group of the regional economy for public companies of similar size, taking into account historical levels and the level of responsibility, breadth of knowledge and the past performance of the executive. The relative importance of these factors varies, depending on the particular individual being reviewed. The Compensation Committee establishes the base salary of the Chief Executive Officer and reviews his recommendation with respect to the other senior executives. The cash bonus portion of each executive's compensation is determined based upon the achievement of certain individual and Company goals and other strategic accomplishments during the year. For the year ended December 31, 2004, the Company's financial objectives were based on the achievement of growth in operating profit and the continued revenue growth of the Company.

        Stock Options.    The Compensation Committee believes that the equity ownership position of the Chief Executive Officer and the other members of the senior executive staff is a significant factor in aligning the long term interests of management and the stockholders. To ensure that high levels of performance occur over the long term, stock options granted to executives generally vest over a four-year period and expire ten years from the date of grant. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance by examining criteria similar to that involved in the determination of base salary and bonuses. The Compensation Committee may also grant stock options for executive retention purposes.

        Compensation of the Chief Executive Officer.    The Company's financial performance is a crucial determinant in the Chief Executive Officer's overall compensation package. The Compensation Committee reviewed information regarding the compensation paid to chief executive officers of comparable companies, and evaluated achievement of corporate, individual and organizational objectives for the year. Mr. Graziano's base salary for the year ended December 31, 2004 was set at $425,000. Based upon the new self-funding bonus plan put in place for 2004, Mr. Graziano did not receive a bonus for the year ended December 31, 2004. Mr. Graziano was granted options to purchase 325,000 shares of Common Stock in the year ended December 31, 2004.

        Deductibility of Executive Compensation.    The Internal Revenue Code of 1986, as amended (the "Code"), limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. The Company may deduct compensation with respect to any of these individuals only to the extent that during any year such compensation does not exceed $1 million or meets certain other conditions (such as stockholder approval). The Compensation Committee does not expect cash compensation for the year ending December 31, 2004 to the Chief Executive Officer or any other executive officer to be in excess of $1 million. If the deductibility of executive compensation becomes a significant issue, the Company's compensation plans and policy will be modified to maximize deductibility if the Company and the Committee determine that such action is in the best interests of the Company.

Submitted by the Compensation Committee

John F. Kennedy
Neal Harte

Director Compensation

        Non-employee Directors are reimbursed for their expenses incurred in connection with attending Board of Directors and committee meetings but do not receive cash compensation for their services as Directors. Directors are also eligible to participate in the 2000 Stock Plan. The 2000 Stock Plan provides that each non-employee Director will receive a one-time option grant of 10,000 shares vesting annually over three years upon initial election to the Board of Directors and an annual option grant of 2,500 shares vesting annually over three years following each annual meeting of stockholders. In addition, the 2000 Stock Plan provides that the Compensation Committee, in its discretion, may grant additional non-qualified stock options to non-employee Directors. During 2004, Mr. Harte received a discretionary option grant of 10,000 shares vesting annually over three years for his ongoing service on the Board of Directors.

EXECUTIVE COMPENSATION

        The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the years ended December 31, 2004, 2003 and 2002 to the Company's Chief Executive Officer and the four other most highly compensated executive officers who earned in excess of $100,000 during the year ended December 31, 2004 (the "Named Executive Officers").

Summary Compensation

        Summary Compensation.    The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Named Executive Officers during each of the years ended December 31, 2004, 2003 and 2002.

Long-Term Compensation
	Annual Compensation				Number of Securities Underlying Options Granted
Name and Position						All Other Compensation
	Year	Salary	Bonus
Chane Graziano Chief Executive Officer	2004 2003 2002	$425,000 350,000 305,000	$	— — 185,000	325,000 200,000 200,000	$26,216 26,363 25,079	(1) (2) (3)
David Green President	2004 2003 2002	350,000 285,000 250,000		— — 185,000	200,000 200,000 200,000	20,645 20,360 19,629	(4) (5) (6)
Susan M. Luscinski Chief Operating Officer (7)	2004 2003 2002	225,000 175,000 150,000		— — 100,000	100,000 100,000 100,000	9,291 8,572 7,606	(8) (8) (8)
David Strack President, Genomic Solutions, Inc. and Union Biometrica, Inc. (9)	2004 2003 2002	$200,000 165,000 150,000		— 15,000 —	100,000 20,000 80,000	8,026 6,642 6,804	(10) (11) (12)
Mark A. Norige Chief Operating Officer, Havard Apparatus Business Unit	2004 2003 2002	160,000 145,000 130,000		— 15,000 32,500	50,000 50,000 —	8,000 7,244 6,620	(8) (8) (8)

(1)
Includes $11,078 in automobile lease payments, $10,423 in contributions by the Company to Mr. Graziano's 401(k) account and $4,715 representing life insurance purchased for Mr. Graziano's benefit.

(2)
Includes $12,019 in automobile lease payments, $9,629 in contributions by the Company to Mr. Graziano's 401(k) account and $4,715 representing life insurance purchased for Mr. Graziano's benefit.

(3)
Includes $11,529 in automobile lease payments, $8,835 in contributions by the Company to Mr. Graziano's 401(k) account and $4,715 representing life insurance purchased for Mr. Graziano's benefit.

(4)
Includes $10,221in automobile lease payments, $9,769 in contributions by the Company to Mr. Green's 401(k) account and $655 representing life insurance purchased for Mr. Green's benefit.

(5)
Includes $10,667 in automobile lease payments, $9,038 in contributions by the Company to Mr. Green's 401(k) account and $655 representing life insurance purchased for Mr. Green's benefit.

(6)
Includes $10,731 in automobile lease payments, $8,243 in contributions by the Company to Mr. Green's 401(k) account and $655 representing life insurance purchased for Mr. Green's benefit.

(7)
Ms. Luscinski became Chief Operating Officer of the Company in August 2004.

(8)
Represents contributions by the Company to the executive officers' 401(k) accounts.

(9)
Mr. Strack became President of Genomic Solutions, Inc. in March 2004 and President of Union Biometrica, Inc. in July 2001.

(10)
Includes $4,701 in automobile lease payments and $3,325 in contributions by the Company to Mr. Strack's 401(k) account.

(11)
Includes $4,269 in automobile lease payments and $2,373 in contributions by the Company to Mr. Strack's 401(k) account.

(12)
Includes $5,454 in automobile lease payments and $1,350 in contributions by the Company to Mr. Strack's 401(k) account.

        Option Grants.    The following table sets forth certain information concerning the individual grant of options to purchase Common Stock to the Named Executive Officer who received such grants during the fiscal year ended December 31, 2004.

Option Grants In Fiscal Year 2004

							Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term(4)
	Individual Grants
		Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year(3)
Name	Date of Grant				Exercise Price Per Share	Expiration Date
							5%	10%
Chane Graziano	03/25/2004	200,000	(1)	12.5%	$8.7890	03/25/2014	$845,174	$2,387,000
Chane Graziano	08/04/2004	125,000	(2)	7.79%	4.0100	08/04/2014	315,233	798,863
David Green	03/25/2004	200,000	(1)	12.5%	7.9900	03/25/2014	1,004,974	2,546,800
Susan M. Luscinski	03/25/2004	100,000	(1)	6.23%	7.9900	03/25/2014	502,487	1,273,400
David Strack	03/25/2004	100,000	(1)	6.23%	7.9900	03/25/2014	502,487	1,273,000
Mark A. Norige	03/25/2004	50,000	(1)	3.12%	7.9900	03/25/2014	251,243	636,700

(1)
The options become exercisable in four equal annual installments beginning on January 1, 2005. All options are subject to the employee's continued employment.

(2)
The options become exercisable in four equal annual installments beginning August 4, 2005. All options are subject to the employee's continued employment.

(3)
Based on an aggregate of 1,605,000 options granted to employees in fiscal year 2004.

(4)
The potential realizable value is calculated based on the term of the stock option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the SEC and does not represent our prediction of our stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by multiplying the number of shares of common stock subject to a given stock option by the closing price on the Nasdaq National

  Market on the grant date of that stock option; assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table until the expiration of the option; and subtracting from that result the aggregate option exercise price.

        Option Exercises and Option Values.    The following table sets forth information concerning the number and value of options exercised by the Named Executive Officers during the year ended December 31, 2004 and the number and value of exercisable and unexercisable options to purchase Common Stock held by the Named Executive Officers who held such options as of December 31, 2004. The value of unexercised in-the-money options is based on the closing price of a share of Common Stock, as reported on the Nasdaq National Market, on December 31, 2004 of $4.63, minus the exercise price, multiplied by the number of shares underlying the options. An option is "in-the-money" if the fair market value of the shares of Common Stock underlying the option exceeds the option exercise price. No options were exercised by the Named Executive Officers during the year ended December 31, 2004.

Aggregate Option Exercises in Fiscal Year 2004
And Year-End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The-Money Options at Fiscal Year-End
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Chane Graziano	150,000	575,000	$57,500	$250,000
David Green	150,000	450,000	73,500	220,500
Susan M. Luscinski	173,550	225,000	389,933	110,250
David Strack	60,000	160,000	14,100	30,300
Mark A. Norige	111,050	87,500	371,558	55,125

        Equity Compensation Plan Information.    The following table sets forth information as of December 31, 2004 concerning the number of shares of common stock issuable under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	3,968,171	$5.66	1,054,032	(2)
Equity compensation plans not approved by security holders	—	—	—
Total	3,968,171	$5.66	1,054,032

(1)
Consists of the Harvard Apparatus, Inc. 1996 Stock Option and Grant Plan (the "1996 Stock Option Plan"); the Harvard Bioscience, Inc. 2000 Stock Option and Incentive Plan (the "2000 Stock Option Plan") and the Harvard Bioscience, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan").

(2)
Represents 701,862 shares available for future issuance under the 2000 Stock Option Plan and 352,170 shares available for future issuance under the Stock Purchase Plan. The 2000 Stock Option

  Plan provides that the maximum number of shares reserved for issuance under the plan shall be increased, as of each June 30 and December 31 following the initial public offering, by an additional number equal to 15% of the shares of common stock issued during the six-months then ended. As of December 31, 2004, the shares reserved for issuance under the 2000 Stock Option Plan includes 840,947 shares added pursuant to this provision.

Employment Agreements With Executive Officers

        In December 2000, the Company entered into employment agreements with each of Messrs. Graziano and Green. Each agreement was initially for a period of two years; however the agreements automatically extend for two additional years on each second anniversary date unless either party has given notice, not less than 90 days prior to such date, that it does not wish to extend the agreement. The current terms of these agreements will expire in December 2006 unless extended automatically or otherwise. Each agreement provides for the payment of base salary and incentive compensation and for the provision of certain fringe benefits to the executive. Under their respective employment agreements, the initial annual salary for Mr. Graziano was $275,000 and the initial annual salary for Mr. Green was $225,000. These salary amounts are re-determined annually by the Compensation Committee. Mr. Graziano's and Mr. Green's annual salaries for 2004 were $425,000 and $350,000, respectively, and these salary amounts have not yet been redetermined by the Compensation Committee for 2005. The agreements require our executive officers to refrain from competing with the Company and from soliciting Company employees for a period of 12 months following termination for any reason. Each agreement also provides for certain payments and benefits for an executive officer should his or her employment with the Company be terminated because of death or disability, by the executive for good reason or by the Company without cause, as further defined in the agreements. In general, in the case of a termination by the executive officer for good reason, or by the Company without cause, the executive officer will receive up to two years' salary and bonus, an extension of benefits for one year and an acceleration of vesting for stock options and restricted stock which otherwise would vest during the next 24 months. Upon a change of control, as defined in the agreements, the executive officer is eligible for payment of up to three years' salary and bonus, an extension of benefits for one year and an acceleration of vesting for all outstanding stock options and restricted stock.

Stockholder Return Performance Graph

        The following graph provides a comparison of the cumulative total stockholder return for the period commencing on December 7, 2000 and ending on December 31, 2004 among the Company, the Russell 2000 Index and the Nasdaq Pharmaceutical Index. The calculation of total cumulative return assumes an initial investment of $100 in the Company's Common Stock and the Russell 2000 Index and the Nasdaq Pharmaceutical Index on December 7, 2000, the date of the Company's initial public offering, and the reinvestment of all dividends.

	12/7/00	12/00	12/01	12/02	12/03	12/04
HARVARD BIOSCIENCES, INC.	$100.00	$94.05	$94.67	$31.41	$84.76	$44.10
RUSSELL 2000	$100.00	$105.00	$107.61	$85.57	$126.00	$149.10
NASDAQ PHARMACEUTICAL	$100.00	$100.15	$85.35	$55.15	$80.84	$86.08

Compensation Committee Interlocks and Insider Participation

        Until February 2004, the Compensation Committee consisted of John F. Kennedy, Christopher W. Dick and Richard C. Klaffky, Jr. In February 2004, Mr. Dick resigned from the Board of Directors and the Compensation Committee. In May 2004, following Mr. Klaffky's retirement from the Board of Directors, the Board of Directors, at the recommendation of the Nominating Committee, appointed Neal J. Harte to the Compensation Committee. None of Mr. Kennedy, Mr. Harte, Mr. Dick or Mr. Klaffky is, or was at any time during 2004 or before an officer or employee of the Company or any of its subsidiaries or has received any compensation from the Company within the last three years other than in his capacity as a Director. Mr. Kennedy is the President and Chief Financial Officer of Nova Analytics Corp. and Chane Graziano, the Chief Executive Officer of the Company, has served as a director of Nova Analytics Corp since March 2003.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of March 31, 2005 by:

  •
  all persons known by the Company to own beneficially more than 5% of the Company's Common Stock,

  •
  each of the Company's Directors and nominees for Director,

  •
  each of the Named Executive Officers, and

  •
  all of the Directors and executive officers of the Company as a group.

        The number of shares beneficially owned by each stockholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 31, 2005 through the exercise of any warrant, stock option or other right. The inclusion in this Proxy Statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, the address of all listed stockholders is c/o Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746.

        Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under community property laws.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner
	Shares	Percent (1)
FMR Corp. (2) Abigial P. Johnson Edward C. Johnson 3d 82 Devonshire Street Boston, MA 02109	4,544,623	14.9%
Chane Graziano (3)	3,998,881	13.1%
LeRoy C. Kopp (4) 7701 France Avenue South, Suite 500 Edina, MN 55435	3,164,380	10.4%
Kopp Investment Advisors, LLC (4) Kopp Holding Company, LLC Kopp Holding Company 7701 France Avenue South, Suite 500 Edina, MN 55435	3,026,880	10.0%
David Green (3)	2,669,936	8.8%
Kern Capital Management, LLC (5) David G. Kern Robert E. Kern, Jr 114 West 47th Street, Suite 1926 New York, NY 10036	2,380,500	7.8%
Susan M. Luscinski (6)	363,950	1.2%
Mark A. Norige (7)	240,825	1.0%

David Strack (8)	97,500	*
John F. Kennedy (9)	38,333	*
Robert Dishman (9)	33,333	*
Earl R. Lewis (9)	33,333	*
Neal J. Harte (10)	6,333	*
All executive officers and directors, as a group (11 persons)(11)	7,497,424	24.7%

*
Represents less than 1% of all of the outstanding shares of common stock.

(1)
Based on 30,415,666 shares outstanding on March 31, 2005.

(2)
This information is based solely upon a Schedule 13G filed jointly by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson with the Securities and Exchange Commission on February 14, 2005 reporting beneficial ownership as of December 31, 2004. FMR Corp. reported sole voting power with respect to 756,765 shares and each reported sole investment power with respect to 4,544,623 shares. Edward C. Johnson 3d and Abigail P. Johnson reported beneficial ownership of the shares beneficially owned by FMR Corp. as result of their relationships as Chairman and director, respectively, and stockholders of FMR Corp.

(3)
Includes options to acquire 300,000 shares that are exercisable within 60 days of March 31, 2005.

(4)
This information is based solely on a Schedule 13G filed jointly by Kopp Investment Advisors, LLC, Kopp Holding Company, LLC, Kopp Holding Company and LeRoy C. Kopp with the Securities and Exchange Commission on January 24, 2005 reporting beneficial ownership as of December 31, 2004. Kopp Investment Advisors, LLC reported sole voting power with respect to 2,343,480 shares, sole investment power with respect to 703,000 shares and shared investment power with respect to 2,221,380 shares. Kopp Investment Advisors, LLC is wholly-owned by Kopp Holding Company, LLC which is controlled by LeRoy C. Kopp through Kopp Holding Company. Mr. Kopp reported sole voting and dispositive power with respect to 240,000 shares.

(5)
This information is based solely upon a Schedule 13G filed jointly by Kern Capital Management, LLC, Robert E. Kern Jr. and David G. Kern with the Securities and Exchange Commission on February 14, 2005 reporting beneficial ownership as of December 31, 2004. Robert and David Kern are principals and controlling members of Kern Capital Management, LLC and may be deemed the beneficial owners of the shares owned by Kern Capital Management LLC. Robert and David Kern reported having shared voting and investment power of all shares owned by Kern Capital Management, LLC and denied beneficial ownership of such shares.

(6)
Includes options to acquire 248,550 shares that are exercisable within 60 days of March 31, 2005.

(7)
Includes options to acquire 136,050 shares that are exercisable within 60 days of March 31, 2005.

(8)
Includes options to acquire 97,500 shares that are exercisable within 60 days of March 31, 2005.

(9)
Includes options to acquire 23,333 shares that are exercisable within 60 days of March 31, 2005.

(10)
Includes options to acquire 3,333 shares that are exercisable within 60 days of March 31, 2005.

(11)
Includes options to acquire 1,170,432 shares that are exercisable within 60 days of March 31, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Company's executive officers and Directors and beneficial owners of more than 10% of its Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company.

        Based solely on a review of the copies of the reports furnished to the Company, and written representations from certain reporting persons that no other reports were required, the Company believes that during the year ended December 31, 2004, the reporting persons complied with all Section 16(a) filing requirements applicable to them.

MARKET VALUE

        On December 31, 2004, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $4.63.

EXPENSES OF SOLICITATION

        The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

        Stockholder proposals intended to be presented at the Company's 2006 annual meeting of stockholders must be received by the Company on or before December 21, 2005 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy and should be mailed to: Secretary, Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746.

        The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal that is not included in the Company's proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company's Secretary at its principal executive office not less than 90 days or not more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be delivered not earlier than 120 days prior to the date of such meeting and not later than the later of (i) 10 days following the date of public announcement of the date of such meeting or (ii) 90 days prior to the date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.

SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES

        All securityholder recommendations for Director candidates must be submitted in writing to the Chief Financial Officer of the Company at 84 October Hill Road, Holliston, Massachusetts 01746, who will forward all recommendations to the Nominating Committee. All securityholder recommendations for Director candidates must be submitted to the Company not less than 120 calendar days prior to the date on which the Company's proxy statement was released to securityholders in connection with the previous year's annual meeting. All securityholder recommendations for Director candidates must include (1) the name and address of record of the securityholder, (2) a representation that the securityholder is a record holder of the Company's securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, (3) the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate, (4) a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors and set forth in the Nominating Committee Charter, (5) a description of all arrangements or understandings between the securityholder and the proposed Director candidate, (6) the consent of the proposed Director candidate to be named in the proxy statement, to have all required information regarding such Director candidate included in the proxy statement, and to serve as a Director if elected, and (7) any other information regarding the proposed Director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Stockholders wishing to communicate with the Board of Directors may do so by sending a written communication to any Director at the following address: Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746. The mailing envelope should contain a notation indicating that the enclosed letter is a "Stockholder-Board Communication." All such letters should clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual Directors. The Secretary of the Company or his designee will make a copy of any stockholder communication so received and promptly forward it to the Director or Directors to whom it is addressed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected KPMG LLP to serve as the Company's independent auditors for the year ending December 31, 2005. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. The representatives are also expected to be available to respond to appropriate questions.

        Fees for professional services provided by KPMG LLP in each of the last two fiscal years, in each of the following categories are as set forth in the table below.

	2003	2004
Audit Fees (1)	$636,835	$1,627,250
Audit-Related Fees (2)	30,000	50,680
Tax Fees (3)	166,705	131,900

Total Fees	$833,540	$1,809,830

(1)
Audit Fees included fees associated with the annual audit of the Company's consolidated financial statements and internal controls over financial reporting, the reviews of the Company's quarterly reports on Form 10-Q and statutory audits for certain international subsidiaries.

(2)
Audit-Related Fees included fees for due diligence services provided during the year and internal control review services such as assistance relating to the Sarbanes-Oxley Act in documenting internal control policies and procedures.

(3)
Tax Fees included domestic and international tax compliance, tax advice and tax planning.

        All of the services performed in the year ended December 31, 2004 were pre-approved by the Audit Committee. It is the Audit Committee's policy to pre-approve all audit and permitted non-audit services to be provided to the Company by the independent Registered Public Accounting Firm. The

Audit Committee's authority to pre-approve services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. In February 2004, the Audit Committee delegated this pre-approval authority to its Chairman, John F. Kennedy, for services with aggregate fees of $30,000 or less. In addition, the Audit Committee has considered whether the provision of non-audit services above is compatible with maintaining the independent Registered Public Accounting Firm's independence.

CODE OF BUSINESS CONDUCT AND ETHICS

        The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all Directors, officers and employees of the Company and its subsidiaries including the Chief Executive Officer, the Chief Financial Officer and Controller. The Code of Business Conduct and Ethics is available on the Corporate Governance page in the Investor Relations section of the Company's website at www.harvardbioscience.com. The Company intends to post any amendments to or waivers from this Code of Business Conduct and Ethics at this location on its website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

OTHER MATTERS

        The Board of Directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY DECIDE TO CONTINUE TO HAVE YOUR SHARES VOTED AS YOU INSTRUCTED IN THE PROXY CARD OR YOU MAY WITHDRAW YOUR PREVIOUSLY COMPLETED PROXY AND VOTE YOUR SHARES IN PERSON.

        THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2004. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 AND ANY EXHIBITS THEREOF TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO HARVARD BIOSCIENCE, INC., 84 OCTOBER HILL ROAD, HOLLISTON, MASSACHUSETTS 01746-1371.

REVOCABLE PROXY
HARVARD BIOSCIENCE, INC.

☒	PLEASE MARK VOTE AS IN THIS EXAMPLE
SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS		PROPOSAL 1	For	Withhold	For All Except

The undersigned stockholder of Harvard Bioscience, Inc. (the "Company") hereby constitutes and appoints Chane Graziano, David Green and Bryce Chicoyne, and each of them acting singly and each with the power to appoint his substitute, and authorizes each of them to represent and to vote all shares of the common stock of the Company held by the undersigned at the close of business on April 6, 2005, at the Annual Meeting of Stockholders to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, May 19, 2005 at 11:00 a.m., local time, and at any adjournment or postponements thereof (the "Annual Meeting"). The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement and the 2004 Annual Report and revokes any proxy heretofore given with respect to the Annual Meeting.	1.
		To elect as Class II Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2008 and until such Directors' successors are duly elected and qualified or until their earlier resignation or removal.	☐	☐	☐
		David Green and John F. Kennedy

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For all Except" and write that nominee's name in the space provided below

	WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). UNLESS DIRECTION IS GIVEN TO THE CONTRARY, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES FOR ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
	PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS NEEDED IF MAILED IN THE UNITED STATES

	Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.
Please be sure to sign and date this Proxy in the box below. Date
Stockholder sign above Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

HARVARD BIOSCIENCE, INC.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

PROXY
HARVARD BIOSCIENCE, INC.
84 October Hill Road
Holliston, Massachusetts 01746-1371

SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

        The undersigned stockholder of Harvard Bioscience, Inc. (the "Company") hereby constitutes and appoints Chane Graziano, David Green and Bryce Chicoyne, and each of them acting singly and each with the power to appoint his substitute, and authorizes each of them to represent and to vote all shares of the common stock of the Company held by the undersigned at the close of business on April 6, 2005, at the Annual Meeting of Stockholders to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, May 19, 2005 at 11:00 a.m., local time, and at any adjournments or postponements thereof (the "Annual Meeting").

See Reverse Side	TO BE SIGNED ON REVERSE SIDE	See Reverse Side

Please date, sign and mail your
proxy card back as soon as possible

ANNUAL MEETING OF STOCKHOLDERS
HARVARD BIOSCIENCE, INC.
May 19, 2005

-- Please Detach and Mail in the Envelope Provided --

☒	Please mark your votes as in this example.

Proposal 1. To elect David Green and John F. Kennedy as Class II Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2008 and until such Directors' successors are duly elected and qualified or until their earlier resignation or removal.

☐	☐	☐
Vote FOR all nominees	WITHHOLD vote from all nominees	WITHHOLD vote from the nominees listed below:

Vote withheld as
to:

        WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). UNLESS DIRECTION IS GIVEN TO THE CONTRARY, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES FOR ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS NEEDED IF MAILED IN THE UNITED STATES.

MARK HERE FOR CHANGE OF ADDRESS AND NOTE AT LEFT  ☐

Signature:	Date:	Signature:	Date:
Note:	Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

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PROPOSAL 1 ELECTION OF DIRECTORS
INFORMATION REGARDING DIRECTORS
INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
EXECUTIVE COMPENSATION
Option Grants In Fiscal Year 2004
Aggregate Option Exercises in Fiscal Year 2004 And Year-End Option Values
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
MARKET VALUE
EXPENSES OF SOLICITATION
SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING
SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CODE OF BUSINESS CONDUCT AND ETHICS
OTHER MATTERS
REVOCABLE PROXY HARVARD BIOSCIENCE, INC.